Exhibit 99(a)(1)(B)


                                 PURCHASE NOTICE
                                  TO SURRENDER
                          ELAN FINANCE CORPORATION LTD.
                     LIQUID YIELD OPTION(TM) NOTES DUE 2018
                           (ZERO COUPON-SUBORDINATED)


              CUSIP Nos.: 284129 AA 1, 284129 AB 9 and 284129 AC 7


                         Pursuant to the Company Notice
                             dated November 14, 2003


     This Purchase Notice relates to the purchase of Liquid Yield Option(TM) Notes due 2018 (Zero Coupon-Subordinated) (the "Securities") of Elan Finance Corporation Ltd., a company organized under the laws of Bermuda (the "Company"), at the option of the holder thereof, pursuant to the terms and conditions specified in the Indenture, dated as of December 14, 1998 (the "Indenture"), among the Company, as issuer, Elan Corporation, plc, as guarantor and The Bank of New York, a New York banking corporation, as trustee (the "Paying Agent"), and paragraph 6 of the Securities and as set forth in the Company Notice, dated November 14, 2003.

     Your right to surrender your Securities to the Company for purchase will expire at 5:00 p.m., New York City time, on Monday, December 15, 2003 (the "Purchase Date"). Holders of Securities (the "Holders") must validly deliver this Purchase Notice on or before the Purchase Date (and not have withdrawn such Purchase Notice) prior to 5:00 p.m., New York City time, on the Purchase Date, in order to receive $616.57 per $1,000 principal amount at maturity of Securities (the "$1,000 principal amount"). Securities surrendered for purchase may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Purchase Date. You may also withdraw surrendered Securities if the Company has not yet accepted them for payment after the expiration of 40 business days from the date of the Company Notice. HOLDERS THAT SURRENDER THROUGH THE DEPOSITORY TRUST COMPANY ("DTC") NEED NOT SUBMIT A PHYSICAL COPY OF THIS PURCHASE NOTICE TO THE PAYING AGENT IF SUCH HOLDERS COMPLY WITH THE TRANSMITTAL PROCEDURES OF DTC.

               The addresses of the Paying Agent are as follows:


By Registered or Certified Mail or by Hand:        By Regular Mail or Overni-13-Courier:
-------------------------------------------        -------------------------------------

The Bank of New York                               The Bank of New York
Corporate Trust Operations                         Corporate Trust Window
Reorganization Unit                                101 Barclay Street
101 Barclay Street                                 New York, NY  10286
Floor 7E                                           Attention:  Kin Lau
New York, NY  10286
Attention:  Kin Lau


     The instructions accompanying this Purchase Notice should be read carefully before this Purchase Notice is completed.

     This Purchase Notice can be used only if:

     o certificate(s) representing Securities are to be physically delivered to the Paying Agent; or

     o a surrender of Securities will be made by book-entry transfer to the Paying Agent's account at DTC through the DTC's Automatic Tenders over the Participant Terminal System ("PTS"), subject to the terms and procedures of that system. Holders that surrender through DTC need not submit a physical Purchase Notice to the Paying Agent if such Holders comply with the transmittal procedures of DTC.

     Any beneficial owner whose Securities are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to surrender such Securities should contact such registered holder of the Securities promptly and instruct such registered holder to surrender on behalf of the beneficial owner.

     Delivery of this Purchase Notice and all other required documents to an address other than as set forth above does not constitute valid delivery to the Paying Agent. Delivery of documents to DTC or the Company does not constitute delivery to the Paying Agent. The method of delivery of all documents, including certificates representing Securities, is at the risk of the Holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. You must sign this Purchase Notice in the appropriate space provided for your signature, with signature guarantee if required, and complete the Form W-9 set forth below. See instructions 1, 2 and 12.

Ladies and Gentlemen:

     By execution of this Purchase Notice, each signatory hereof (the "undersigned") represents that the undersigned has received the Company Notice, dated November 14, 2003 (the "Company Notice"), of Elan Finance Corporation Ltd., a company organized under the laws of Bermuda (the "Company"), which provides the notice to the holders (the "Holders") required pursuant to the Securities (as defined below) and Indenture, dated as of December 14, 1998 (the "Indenture"), between the Company, as issuer, Elan Corporation, plc, as guarantor, and The Bank of New York, a New York banking corporation, as trustee (the "Paying Agent"). This Purchase Notice relates to the Company's Liquid Yield Option(TM) Notes due 2018 (Zero Coupon-Subordinated) (the "Securities"), and the Holder's right to surrender the Securities for purchase by the Company for $616.57 per $1,000 principal amount at maturity of the Securities (the "Purchase Price"), subject to the terms and conditions of the Indenture, and the Company Notice. Upon the terms and subject to the conditions set forth herein and in the Indenture, and effective upon the acceptance for payment thereof, the undersigned hereby irrevocably sells, assigns and transfers all right and title to the Company in and to the Securities surrendered hereby.

     The undersigned hereby irrevocably constitutes and appoints the Paying Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Paying Agent also acts as the agent of the Company) with respect to such Securities, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (1) present such Securities and all evidences of transfer and authenticity to, or transfer ownership of, such Securities on the account books maintained by The Depository Trust Company ("DTC") to, or upon the order of, the Company, (2) present such Securities for transfer and cancellation on the books of the relevant security registrar, and (3) receive all benefits and otherwise exercise all rights of beneficial ownership of such Securities, all in accordance with the terms of and conditions to the Company Notice and the Indenture.

     The undersigned hereby represents and warrants that:

          (a) the undersigned owns the Securities surrendered hereby as contemplated by Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and has full power and authority to validly surrender the Securities surrendered hereby;

          (b) when and to the extent the Company accepts such Securities for payment, the Company will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their surrender or transfer, and not subject to any adverse claim;

          (c) on request, the undersigned will execute and deliver any additional documents that the Paying Agent or the Company deems necessary or desirable to complete the surrender of the Securities surrendered for purchase hereby and accepted for payment; and

          (d) the undersigned has read and agrees to all of the terms of the Company Notice and this Purchase Notice.

     The undersigned understands that surrender of the Securities is not made in acceptable form until receipt by the Paying Agent of this Purchase Notice, duly completed and signed, together with all accompanying evidence of authority in form satisfactory to the Company in its sole discretion (which may delegate power in whole or in part to the Paying Agent). All questions as to form of documents, eligibility, validity (including time of receipt) and acceptance for payment of any surrender of Securities for purchase hereunder will be determined by the Company in its sole discretion (which may delegate power in whole or in part to the Paying Agent) and such determination shall be final and binding on all parties.

     The undersigned understands that all Securities properly surrendered for purchase on or before 5:00 p.m., New York City time, on December 15, 2003 (the "Purchase Date"), and not withdrawn prior to 5:00 p.m., New York City time, on the Purchase Date, will be purchased at the Purchase Price, in cash, upon the terms and conditions specified in the Indenture and as set forth in the Company Notice. The undersigned understands that acceptance of the Securities by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Indenture, the Company Notice and this Purchase Notice.

     It is understood and hereby acknowledged by the undersigned that the certificate(s) evidencing the Securities need not be delivered concurrently herewith in order to surrender such Securities evidenced thereby. However, the Company shall not be obligated to deliver the Purchase Price for such Securities until such time that the certificate(s) evidencing such Securities are received by the Paying Agent.

     Unless otherwise indicated under "Special Issuance Instructions" or "Special Delivery Instructions" below, the check for the Purchase Price for any Securities tendered hereby that are purchased will be issued to the order of the undersigned and mailed to the address indicated in the box entitled "Description of Securities Being Surrendered for Purchase." In the event that the boxes entitled "Special Issuance Instructions" and/or "Special Delivery Instructions" are completed, the check will be issued in the name of, and the payment of the aggregate Purchase Price will be mailed to, the address so indicated.

     All authority conferred or agreed to be conferred in this Purchase Notice shall not be affected by and shall survive the death or incapacity of the undersigned, and any obligations of the undersigned under this Purchase Notice shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                       NOTE: SIGNATURES MUST BE PROVIDED.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

            DESCRIPTION OF SECURITIES BEING SURRENDERED FOR PURCHASE


    Name(s) and Address(es) of Registered Holder(s)
    (Please fill in exactly as name(s) appear(s) on                Securities Being Surrendered for Purchase
                     Securities)(1)                              (Attach additional signed list, if necessary)

                                                                                  Principal           Principal
                                                                                  Amount at           Amount at
                                                                Security           Maturity            Maturity
                                                              Certificate         Represented            Being
                                                              Number(s)(2)        Securities       Surrendered(2)(3)
--------------------------------------------------------------------------------------------------------------------

                                                            ________________________________________________________

                                                            ________________________________________________________

                                                            ________________________________________________________

                                                            ________________________________________________________
                                                            Total Amount
                                                            Surrendered for
                                                            Purchase
---------------------------------------------------------------------------------------------------------------------


(1) Must correspond exactly to the name(s) that appear(s) on the certificate(s) for the Securities and the Paying Agent's record of registered holders or, if surrendered by a DTC participant, exactly as such participant's name(s) and address(es) appear(s) on the security position listing of DTC.

(2) Need not be completed if Securities are being surrendered by book-entry transfer.

(3) Unless otherwise specified, the entire aggregate principal amount at maturity evidenced by such Securities will be deemed to have been surrendered for purchase.

                               METHOD OF DELIVERY


|_|  CHECK HERE IF SECURITIES ARE BEING OR WILL BE PHYSICALLY DELIVERED
     HEREWITH.

|_| CHECK HERE IF SECURITIES ARE BEING OR WILL BE DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE PAYING AGENT WITH DTC, AND COMPLETE THE FOLLOWING:

Name of Surrendering Institution: ______________________________________________

DTC Account Number:_____________________________________________________________

Contact Person:_________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________

Telephone (with international dialing code):____________________________________

Facsimile (with international dialing code):____________________________________

Date Surrendered:_______________________________________________________________

Transaction Code Number:________________________________________________________

                          SPECIAL ISSUANCE INSTRUCTIONS
                        (See Instructions 2, 4, 5 and 6)


To be completed ONLY if Securities not surrendered or not purchased and/or any check for the aggregate Purchase Price of Securities purchased are to be issued in the name of and sent to someone other than the undersigned, or if Securities surrendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at DTC other than the one designated above.

Issue Check and/or Securities to:

Name:___________________________________________________________________________
                                 (Please Print)
Address:________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
           (Taxpayer Identification Number or Social Security Number)

Credit unpurchased Securities by book-entry to DTC account number:

________________________________________________________________________________
                              (DTC Account Number)

________________________________________________________________________________
                                 (Account Party)

                          SPECIAL DELIVERY INSTRUCTIONS
                        (See Instructions 2, 4, 5 and 6)


To be completed ONLY if Securities not surrendered or not purchased and/or any check for the aggregate Purchase Price of Securities purchased, issued in the name of the undersigned, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that indicated above.

Mail Check and/or Securities to:

Name:___________________________________________________________________________
                                 (Please Print)
Address:________________________________________________________________________

________________________________________________________________________________
                              (Including Zip Code)


            NOTE: SIGNATURES MUST BE PROVIDED ON THE FOLLOWING PAGE.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

                                    SIGNATURE
                           (See Instructions 1 and 5)
                      (Please Complete Substitute Form W-9)

--------------------------------------------------------------------------------

Must be signed by registered Holder(s) exactly as name(s) appear(s) on the Securities or on a security position listing or by person(s) authorized to become registered Holder(s) of the Securities by documents transmitted with this Purchase Notice. If the signature is by an attorney-in-fact, executor, administrator, trustee, guardian, partner, officer of a corporation or another party acting in a fiduciary or representative capacity, please set forth the signer's full title.

________________________________________________________________________________
         (Signature(s) of Registered Holder(s) or Authorized Signatory)

Dated: ________________________________, 2003

Name(s):________________________________________________________________________
                                 (Please Print)

Capacity (full title):__________________________________________________________

Area Code(s) and Telephone Number(s):___________________________________________

Tax ID/SS Number(s):____________________________________________________________
        (Taxpayer Identification Number(s) or Social Security Number(s))

Address(es):____________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

    The Guarantee Below Must Be Completed in Accordance with the Instructions

--------------------------------------------------------------------------------

                            GUARANTEE OF SIGNATURE(S)

                           (See Instructions 2 and 5)
--------------------------------------------------------------------------------

Authorized Signature:___________________________________________________________

Name:___________________________________________________________________________

Title:__________________________________________________________________________

Name of Eligible Institution:___________________________________________________

Address:________________________________________________________________________

Area Code and Telephone Number:_________________________________________________

Dated: ______________________________, 2003

                                  INSTRUCTIONS
        Forming Part of the Terms and Conditions of this Purchase Notice


     1. Delivery of Purchase Notice and Securities. This Purchase Notice can be used only if Securities are to be delivered to the Paying Agent or a surrender of Securities will be made by book-entry transfer to the Paying Agent's account at DTC. Holders that surrender through DTC need not submit a physical Purchase Notice to the Paying Agent if such Holders comply with the transmittal procedures of DTC. A properly completed and duly executed Purchase Notice or agent's message and any other required documents must be delivered to the Paying Agent at the appropriate address set forth on the first page of this Purchase Notice and must be received by the Paying Agent prior to 5:00 p.m., New York City time, on December 15, 2003. The term "agent's message" means a message, transmitted to DTC and received by the Paying Agent and forming a part of a book-entry transfer, that states that DTC has received an express acknowledgement that the undersigned agrees to be bound by this Purchase Notice and that the Company may enforce this Purchase Notice against the undersigned. Delivery of documents to DTC or the Company does not constitute delivery to the Paying Agent.

     The method of delivery of all documents, including Securities, this Purchase Notice and any other required documents, is at the election and risk of the surrendering Holder(s). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.

     Each surrendering Holder, by execution of this Purchase Notice, waives any right to receive any notice of the acceptance of his or her surrender.

     2. Guarantee of Signatures. No signature guarantee is required if either:

          (a) this Purchase Notice is signed by the registered Holder(s) of the Securities (which term, for purposes of this Purchase Notice, includes any participant in DTC whose name appears on a security position listing as the Holder of such Securities) surrendered by the Purchase Notice, unless such Holder has completed the box entitled "Special Issuance Instructions" and/or "Special Delivery Instructions" above; or

          (b) the Securities surrendered by this Purchase Notice are surrendered for the account of an eligible guarantor institution, as defined in Rule 17Ad-15 under the Exchange Act (each, an "Eligible Institution").

     In all other cases an Eligible Institution must guarantee the signatures on this Purchase Notice. See Instruction 5.

     3. Inadequate Space. If the space provided in the box captioned "Description of Securities Being Surrendered for Purchase" is inadequate, the Security certificate numbers, the principal amount at maturity represented by the Securities and the principal amount at maturity surrendered should be listed on a separate signed schedule and attached to this Purchase Notice.

     4. Partial Surrenders and Unpurchased Securities. (Not applicable to Holders who surrender by book-entry transfer.) If less than all of the principal amount evidenced by the Securities is to be surrendered for purchase, fill in the portion of the principal amount of such Securities which is to be surrendered for purchase in the column entitled "Principal Amount Surrendered for Purchase" in the box captioned "Description of Securities Being Surrendered for Purchase." In such case, a new certificate for the remainder of the Securities evidenced by the old certificate will be issued and sent to the registered Holder(s), unless otherwise specified in the box entitled "Special Issuance Instructions" and/or "Special Delivery Instructions" in this Purchase Notice, as promptly as practicable following the later of the Purchase Date or the date the Paying Agent receives the certificate(s) evidencing the surrendered Securities; provided, however, that each Security purchased and each new Security issued shall be in a principal amount at maturity of $1,000 or integral multiples thereof. The full principal amount of Securities listed is deemed to have been surrendered unless otherwise indicated.

     5. Signatures on Purchase Notice and Endorsements.

     (a) If this Purchase Notice is signed by the registered Holder(s) of the Securities surrendered for purchase hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Securities without any change whatsoever.

     (b) If the Securities are registered in the names of two or more joint Holders, each such Holder must sign this Purchase Notice.

     (c) If any surrendered Securities are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Purchase Notices as there are different registrations of Securities.

     (d) (Not applicable to Holders who surrender by book-entry transfer.) When this Purchase Notice is signed by the registered Holder(s) of the Securities and transmitted hereby, no endorsement of Securities is required unless payment is to be made, or the Securities not surrendered or not purchased are to be issued, to a person other than the registered Holder(s). See Instruction 2. In such an event, signature(s) on such Securities must be guaranteed by an Eligible Institution. If this Purchase Notice is signed by a person other than the registered Holder(s) of the Securities listed, the assignment form on the Securities must be completed and signed exactly as the name(s) of the registered Holder(s) appear on the Securities and signature(s) on such Securities must be guaranteed by an Eligible Institution. See Instruction 2.

     (e) If this Purchase Notice is signed by attorneys-in-fact, executors, administrators, trustees, guardians, partners, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority so to act.

     6. Special Payment and Special Delivery Instructions. The surrendering Holder(s) signing this Purchase Notice should indicate in the applicable box or boxes the name and address to which Securities for principal amounts not surrendered or checks for payment of the aggregate Purchase Price are to be issued or sent, if different from the name(s) and address(es) of such Holder(s). In the case of issuance in a different name, the taxpayer identification number or social security number of the person named must also be indicated. If no instructions are given, Securities not surrendered will be returned to the Holder(s). Any Holder(s) surrendering by book-entry transfer may request that Securities not surrendered be credited to such account at DTC as such Holder(s) may designate under the caption "Special Issuance Instructions." If no such instructions are given, any such Securities not surrendered will be returned by crediting the account at DTC designated above.

     7. Irregularities. The Company will determine, in its sole discretion, all questions as to the form of documents, eligibility, validity (including time of receipt) and acceptance for payment of any surrender of Securities and its determinations shall be final and binding on all parties. The Company reserves the absolute right to reject any or all surrenders it determines not to be in proper form or the acceptance for payment of or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in the surrender of any particular Security. No surrender of Securities will be deemed to have been properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with surrenders must be cured within such time as the Company shall determine. The Company's interpretation of the terms of the Purchase Notice (including these instructions) will be final and binding on all parties. None of the Company, the Paying Agent or any other person is or will be obligated to give notice of any defects or irregularities in surrenders of Securities and none of them will incur any liability for failure to give such notice.

     8. Mutilated, Lost, Stolen or Destroyed Certificates for Securities. Any Holder(s) whose certificates for Securities have been mutilated, lost, stolen or destroyed should write to or telephone the Paying Agent at the address or telephone number set forth on the front cover page of this Purchase Notice.

     The Holder will then be instructed by the Paying Agent as to the steps that must be taken in order to replace the certificates. The payment of the Purchase Price cannot be made until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been followed.

     9. Questions and Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Paying Agent and additional copies of the Company Notice and this Purchase Notice may also be obtained from the Paying Agent.

     10. Withdrawal Right. You may withdraw previously surrendered Securities at any time until 5:00 p.m., New York City time, on December 15, 2003. See Section 4 of the Company Notice for a more detailed description of withdrawal rights. You may also withdraw surrendered Securities if the Company has not yet accepted them for payment after the expiration of 40 business days from the date of the Company Notice.

     11. Transfer Taxes. If payment of the Purchase Price is to be made to, or if Securities not surrendered or purchased are to be registered in the name of, any persons other than the registered Holder(s), or if surrendered Securities are registered in the name of any person other than the person(s) signing this Purchase Notice, the amount of any transfer taxes (whether imposed on the registered Holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes or an exemption therefrom is submitted.

     12. Important Tax Information. Under U.S. federal income tax law, a Holder that surrenders Securities is required to provide the Paying Agent with such Holder's current taxpayer identification number ("TIN") on a properly completed Internal Revenue Service Form W-9 (a "Form W-9") or substitute Form W-9, or, alternatively, to establish another basis for an exemption from backup withholding. If such Holder is an individual, the TIN is his or her Social Security number. If the Paying Agent is not provided with the correct TIN, any payment made to such Holder with respect to Securities purchased pursuant to the Company Notice may be subject to 28% backup withholding. In addition, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service.

     Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Holder must submit to the Paying Agent a properly completed Internal Revenue Service Form W-8 BEN (a "Form W-8 BEN") or other appropriate form, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 BEN can be obtained from the Paying Agent. See the enclosed Form W-9 for additional instructions.

     If backup withholding applies, the Paying Agent is required to withhold 28% of any payment made to the Holder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund generally may be obtained from the Internal Revenue Service. The Paying Agent cannot refund amounts withheld by reason of backup withholding.